Exhibit 99.1

Key Facts  Trading Symbol SCMP (NASDAQ) Corporate Headquarters Bethesda, MD Stock Price (9-4-2012), 52-Week Range $4.52,    $8.50 to $2.96 Shares Outstanding (9-4-2012) 41.9 M (1 class of common stock) Daily Volume (90-day average at 9-4-2012) 61,111 Market Capitalization (9-4-2012) $189 M Debt (6-30-12) $60.4 M Cash & Equivalents (6-30-12) $88.6 M Enterprise Value $160.8M YTD Total Revenue (6-30-2012) $31.1 M Full-time Employees (2-29-2012)      108 Fiscal Year Ends December 31 Accounting Firm PricewaterhouseCoopers, LLP

Peter Lichtlen, M.D., Ph.D., Senior Medical Officer and Vice President, European Operations • Sucampo AG • ESBATech AG • M.D. and Ph.D. (Molecular Biology) from University of Zurich Silvia Taylor, Senior Vice President of Investor Relations, Public Relations, and Corporate Communications • MedImmune • Pfizer Other executive experience includes FDA/Center for Drug Evaluation and Research, Procter & Gamble and Allergan 2 Management